LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED SEPTEMBER 15, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 11, 2017

OF LEGG MASON SMALL-CAP QUALITY VALUE ETF

The following disclosure amends and restates the section in the fund’s Statement of Additional Information titled “Creations and Redemptions”:

CREATIONS AND REDEMPTIONS

The Trust issues and sells shares of the fund only in Creation Units on a continuous basis through the distributor, without a sales load, at the net asset value next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). A Creation Unit for the fund is comprised of 50,000 shares.

In its discretion, the manager reserves the right to increase or decrease the number of the fund’s shares that constitutes a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the fund is each day the Trust is open, including any day that the fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the fund’s distributor (“Authorized Participants”) to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units consists of Deposit Securities and cash under limited circumstances. The Deposit Securities will correspond pro rata to the positions in the fund’s portfolio (including cash positions) except (a) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (b) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (c) To Be Announced (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind; (d) to the extent the fund determines, on a given Business Day, to use a representative sampling of the fund’s portfolio; or (e) for temporary periods, to effect changes in the fund’s portfolio as a result of the rebalancing of its Underlying Index (a “Rebalancing”). The fund may only use sampling for this purpose if the sample: (i) is designed to generate performance that is highly correlated to the performance of the fund’s portfolio; (ii) consists entirely of instruments that are already included in the fund’s portfolio; and (iii) is the same for all Authorized Participants on a given Business Day. If there is a difference between the net asset value attributable to a Creation Unit and the aggregate market value of the Deposit Securities or Redemption Securities (as defined below) exchanged for the Creation Unit, the party conveying the instruments with the lower value will pay to the other an amount in cash equal to that difference (the “Cash Component”). Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the fund. Except when the fund is Rebalancing, the Deposit Securities and the securities that will be delivered in an in-kind transfer in a redemption (“Redemption Securities”) will be identical.

Purchases and redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component, as described above; (b) if, on a given Business Day, the fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a purchase or redemption order from an Authorized Participant, the fund determines to require the purchase or redemption, as applicable, to be made entirely in cash; (d) if, on a given Business Day, the fund requires all Authorized Participants purchasing or redeeming shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are not eligible for transfer either through the NSCC or DTC; or (ii) in the case of funds holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the fund permits an Authorized Participant to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (ii) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (iii) a holder of shares of the fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind. A purchase or redemption of shares made in whole or in part on a cash basis in reliance on (e)(i) or (e)(ii) is known as a “Custom Order.”

The fund will cause to be published through the National Securities Clearing Corporation (“NSCC”), on each Business Day, prior to the opening of trading on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of each Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

Procedures for Creating Creation Units

To be eligible to place orders with the distributor and to create a Creation Unit of the fund, an entity must have executed an agreement with the distributor, subject to acceptance by the Transfer Agent, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). Each such entity must be either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (the “Clearing Process”) of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC Participant. Any entity that has executed a Participant Agreement is referred to as an “Authorized Participant.” All shares of the fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant.

The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Subject to the terms of the Participant Agreement, all orders to create Creation Units of the fund must be received by the distributor no later than the closing time of the regular trading session of the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the Transmittal Date to be effected based on the NAV of shares as next determined after receipt of an order in proper form on the Transmittal Date.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the distributor or an Authorized Participant. The fund reserves the absolute right to reject a purchase order (see “Acceptance of Creation Orders”).

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor.

Creation Units may be created in advance of the receipt by the fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the fund consisting of cash in an amount not less than 105% of the marked-to-market value of such missing portion(s). The fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the fund of purchasing such securities and the value of such collateral. The fund will have no liability for any such shortfall. The fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the distributor and deposited into the fund. The Participant Agreement will permit the fund to use such collateral to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the fund of purchasing such securities and the value of the collateral.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) not later than the Closing Time on the Transmittal Date and (ii) arrangements satisfactory to the fund are in place for payment of the Cash Component and any other cash amounts which may be due, the fund will accept the order, subject to its right (and the right of the distributor and the manager) to reject any order not submitted in proper form. A Creation Unit of the fund will not be issued until the transfer of good title to the fund of the Deposit Securities and the payment of the Cash Component have been completed. Notwithstanding the foregoing, to the extent contemplated by a Participant Agreement, Creation Units will be issued to an Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of such Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral (as discussed above).

Placement of Creation Orders Outside the Clearing Process

Authorized Participants making payment for orders of Creation Units of shares of the fund must have international trading capabilities and must effect such transactions “outside” the NSCC Clearing Process. Once the Custodian has been notified of an order to purchase, it will provide such information to the relevant sub-custodian(s) of the fund. The Custodian shall cause the sub-custodian(s) of the fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Fund Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s). Following the notice of intention, an irrevocable order to purchase Creation Units, in the form required by the fund, must be received by the distributor, as principal underwriter, from an Authorized Participant on its own or another investor’s behalf by the Closing Time on the Transmittal Date.

The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Acceptance of Creation Orders

The fund and the distributor reserve the absolute right to reject or revoke acceptance of a creation order transmitted to it in respect to the fund, for example if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the fund; (iii) acceptance of the Fund Deposit would have certain adverse tax consequences to the fund; (iv) acceptance of the Fund Deposit would, in the opinion of the fund, be unlawful; (v) acceptance of the Fund Deposit would otherwise, in the discretion of the fund or the manager, have an adverse effect on the fund or the rights of beneficial owners of the fund; or (vi) in the event that circumstances outside the control of the fund make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the fund, the manager, the subadviser, the Custodian, the distributor, DTC, NSCC’s Continuous Net Settlement System, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The fund, the Transfer Agent and the distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the fund, and the fund’s determination shall be final and binding.

Creation Transaction Fee

The fund imposes a transaction fee of $550.00 on each creation transaction regardless of the number of Creation Units purchased in the transaction.

In the case of cash creations or where the fund permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge of up to 2.0% of the value of a Creation Unit to compensate the fund for the costs associated with purchasing the applicable securities.

As a result, in order to seek to replicate the in-kind creation order process, the fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the fund makes Market Purchases, the Authorized Participant will reimburse the fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the fund and the cash in lieu amount (which amount, at the manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The manager may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the fund.

Redemption of Creation Units

Shares may be redeemed only in Creation Units through an Authorized Participant. Redemption orders for Creation Units in the fund must be received by the distributor in proper form no later than the Closing Time on the Transmittal Date to receive the net asset value on the same Transmittal Date. The fund will not redeem shares in amounts less than Creation Units (except the fund may redeem shares in amounts less than a Creation Unit in the event the fund is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. However, only Authorized Participants can trade directly with the fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

The fund is responsible for making available, through the NSCC, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the fund’s Redemption Securities and/or an amount of cash that will be applicable to redemption requests received in proper form (as described below) on that day. Except when the fund is Rebalancing, the Redemption Securities will be identical to the Deposit Securities.

Redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component; (b) if, on a given Business Day, the fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a redemption order from an Authorized Participant, the fund determines to require the redemption to be made entirely in cash; (d) if, on a given Business Day, the fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Redemption Securities, solely because: (i) such instruments are not eligible for transfer either through the NSCC or DTC; or (ii) in the case of funds holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the fund permits an Authorized Participant to receive cash in lieu of some or all of the Redemption Securities solely because: (i) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (ii) a holder of shares of the fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the fund: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the fund or determination of the fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

Redemption Transaction Fee

The fund imposes a transaction fee of $550.00 on each redemption transaction regardless of the number of Creation Units being redeemed in the transaction.

An additional variable charge of up to 2.0% of the value of a Creation Unit for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the fund) may also be imposed to compensate the fund for the costs associated with selling the applicable securities.

In order to seek to replicate the in-kind redemption order process, the fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the fund makes Market Sales, the Authorized Participant will reimburse the fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the fund and the cash in lieu amount (which amount, at the manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The manager may adjust the transaction fee to the extent the composition of the Redemption Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the fund’s remaining shareholders and negatively affect the fund’s performance.

Placement of Redemption Orders Outside the Clearing Process

Redemption orders for Creation Units must be received by the distributor no later than the Closing Time on the Transmittal Date to receive the NAV next determined after receipt of the order in proper form on the Transmittal Date.

Arrangements satisfactory to the fund must be in place for the Authorized Participant to transfer the Creation Units through DTC on or before the contractual settlement date. Redemptions of shares for Redemption Securities will be subject to compliance with applicable U.S. federal and state securities laws and the fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the fund could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of shares for Redemption Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdictions, the fund may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Please retain this supplement for future reference.

ETFF405313